UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2006 (December 15, 2006)

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	000-51112	20-2118147
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4077 Forsyth Road, Macon, Georgia 31210
(Address of Principal Executive Offices)

(478) 757-8181
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On December 15, 2006, pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of July 26, 2006, as amended and restated on September 27, 2006 (the ”Merger Agreement”), by and among Atlantic Southern Financial Group, Inc. (“Atlantic Southern”), Atlantic Southern Bank, Sapelo Bancshares, Inc. (“Sapelo”), and Sapelo National Bank, Atlantic Southern and Sapelo completed the merger (the “Merger”) in which Sapelo merged with and into Atlantic Southern, with Atlantic Southern as the surviving corporation, and Sapelo National Bank merged with and into Atlantic Southern Bank, with Atlantic Southern Bank as the surviving bank.

Pursuant to the Merger Agreement, each share of Sapelo common stock outstanding at the effective time of the merger was converted into the right to receive $63.00 in cash, 2.10 shares of Atlantic Southern common stock or a combination of both, at the election of each Sapelo stockholder, subject to merger consideration limitations on the aggregate amount of common stock and cash to be paid by Atlantic Southern and depending on the election of other Sapelo stockholders, as specified in the Merger Agreement. Atlantic Southern will pay an aggregate of approximately $15.5 million in Atlantic Southern common stock and cash to Sapelo stockholders.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Merger and describing the merger consideration to be paid to the Sapelo stockholders is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after December 19, 2006.

 (b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after December 19, 2006.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1 -

Amended and Restated Agreement and Plan of Reorganization dated September 27, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, Sapelo Bancshares, Inc., and Sapelo National Bank.(1)

Exhibit 99.1	Press release dated December 18, 2006.

(1)  Incorporated by reference to Appendix A of the Registration Statement on Form S-4 previously filed by Atlantic Southern with the Commission (File No. 333-137776).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC SOUTHERN FINANCIAL GROUP, INC.

DATE: December 18, 2006	By:	/s/ Mark A. Stevens
Mark A. Stevens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1

Amended and Restated Agreement and Plan of Reorganization dated September 27, 2006, by and among Atlantic Southern Financial Group, Inc., Atlantic Southern Bank, Sapelo Bancshares, Inc., and Sapelo National Bank.(1)

99.1	Press release dated December 18, 2006.

(1)  Incorporated by reference to Appendix A of the Registration Statement on Form S-4 previously filed by Atlantic Southern with the Commission (File No. 333-137776).